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                                                                    EXHIBIT 23.7

                       [MCDANIEL & ASSOCIATES LETTERHEAD]





                 CONSENT OF INDEPENDENT PETROLEUM ENGINEERS AND
                                   GEOLOGISTS



Dear Sirs:


We hereby consent to the incorporation by reference of our Firm's name in the Annual Report on Form 10-K of Ocean Energy Inc., and subsidiaries for the year ended December 31, 1998, into the Company's Registration Statement of Form S-8 to which this consent is an exhibit.


Sincerely,

McDANIEL & ASSOCIATES CONSULTANTS LTD.



/s/ P. A. WELCH
-----------------------------------
P. A. Welch, P. Eog.
Vice President

Calgary, Alberta
Dated: May 10, 1999